               (3780 WEST BROAD STREET, COLUMBUS, OHIO LOCATION)







                                  LEASE AGREEMENT

                                         BY

                            WEST BROAD DEVELOPMENT, LLC
                                     ("LESSOR")

                                        AND

                                  TUMBLEWEED, LLC
                                     ("LESSEE")


                                  August 28, 1997

                        SUMMARY OF SELECTED LEASE PROVISIONS
                      (3780 WEST BROAD STREET, COLUMBUS, OHIO)


                                   IMPORTANT NOTICE

This Summary is for convenience and reference only. It is merely a summary and, therefore, is incomplete. Furthermore, this Summary is subject to the provisions of the Lease in its entirety. In the event of any conflict between the provisions of this Summary and any of the provisions of the Lease, the Lease provisions shall govern.


LESSOR . . . . . . . . . . . . .   West Broad Development, LLC
LESSEE . . . . . . . . . . . . .   Tumbleweed, LLC

LEASED PREMISES. . . . . . . . .   Approximately 0.517 acre located as an
                                   outparcel at 3780 West Broad Street,
                                   Columbus, Ohio (SEE EXHIBIT A for detailed
                                   description)

INITIAL TERM . . . . . . . . . .   20 Years From Full Base Rent Commencement
                                   Date

RENEWAL TERMS. . . . . . . . . .   Two (2) Five Year Renewal Terms

BASE RENT BEFORE FULL BASE
RENT COMMENCEMENT DATE . . . . .   Amount equal to interest on the Total Lessor
                                   Investment during such period at a rate equal
                                   to the Agreed Rental Factor

BASE RENT AFTER THE FULL BASE
RENT COMMENCEMENT DATE . . . . .   Initial Term: $10,000 per month ($120,000
                                   annualized) Renewal Terms: $10,000 per month
                                   ($120,000 annualized) PLUS CPI Increase
                                   (Based on increase in CPI for last year of
                                   preceding Initial Term or Renewal Term OVER
                                   CPI for first year of preceding Initial Term
                                   or Renewal Term)

PERCENTAGE RENT. . . . . . . . .   5% of Restaurant's Gross Sales (over Base
                                   Rent, payable within 60 days after the end of
                                   each year)

INSURANCE. . . . . . . . . . . .   To be provided by Lessee
UTILITIES. . . . . . . . . . . .   To be provided by Lessee
REAL PROPERTY TAXES. . . . . . .   To be paid by Lessee
MAINTENANCE. . . . . . . . . . .   To be provided by Lessee

LESSEE'S OBLIGATION TO BUILD . .   Lessee to renovate restaurant per agreed
                                   specifications and directions at a reimbursed
                                   cost by Lessor not to exceed $1,000,000 LESS
                                   Direct Lessor Expenditures

_______________________________________________________________________________
                                        Summary of Selected Provisions - Page i

                                  LEASE AGREEMENT
                 (3780 WEST BROAD STREET, COLUMBUS, OHIO LOCATION)

                                 TABLE OF CONTENTS


1 GRANT OF LEASED PREMISES; ACQUISITION CONTINGENCY. . . . . . . . . . . . .1
     1.1 PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.2 ACQUISITION CONTINGENCY. . . . . . . . . . . . . . . . . . . . . . 1

2 TERM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.1 COMMENCEMENT AND EXPIRATION OF TERM. . . . . . . . . . . . . . . . 2
       (a) INITIAL TERM . . . . . . . . . . . . . . . . . . . . . . . . . . 2
       (b) RENEWAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.2 HOLDING OVER . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

3 RENT; SECURITY DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . . 3
     3.1 Base Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
       (a) DETERMINATION OF BASE RENT . . . . . . . . . . . . . . . . . . . 3
       (b) TOTAL LESSOR INVESTMENT. . . . . . . . . . . . . . . . . . . . . 3
       (c) AGREED RENTAL FACTOR . . . . . . . . . . . . . . . . . . . . . . 4
       (d) PAYMENT OF THE BASE RENT . . . . . . . . . . . . . . . . . . . . 4
       (e) CPI INCREASE . . . . . . . . . . . . . . . . . . . . . . . . . . 5
       (f) STATED PORTION OF THE BASE RENT. . . . . . . . . . . . . . . . . 5
       (g) CPI INDEX. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     3.2 PERCENTAGE RENT. . . . . . . . . . . . . . . . . . . . . . . . . . 5
       (a) DETERMINATION OF PERCENTAGE RENT . . . . . . . . . . . . . . . . 5
       (b) DEFINITION OF GROSS SALES. . . . . . . . . . . . . . . . . . . . 6
       (c) REPORTS OF SALES . . . . . . . . . . . . . . . . . . . . . . . . 6
       (d) RECORD OF SALES; INSPECTIONS AND AUDITS. . . . . . . . . . . . . 7
       (e) PAYMENT OF PERCENTAGE RENT . . . . . . . . . . . . . . . . . . . 7
       (f) RETAIL RESTRICTION LIMIT/FAILURE TO OPERATE. . . . . . . . . . . 7
     3.3 ADDITIONAL RENT. . . . . . . . . . . . . . . . . . . . . . . . . . 8
     3.4 DELINQUENT RENT; LATE CHARGE . . . . . . . . . . . . . . . . . . . 8
     3.5 SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . 8
     3.6 SURVIVAL OF OBLIGATION TO PAY RENT . . . . . . . . . . . . . . . . 8

4 USE OF THE LEASED PREMISES; QUIET ENJOYMENT . . . . . . . . . . . . . . . 9
     4.1 GENERAL PURPOSES . . . . . . . . . . . . . . . . . . . . . . . . . 9
     4.2 COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . . . . . . . 9
     4.3 HAZARDS AND WASTE. . . . . . . . . . . . . . . . . . . . . . . . . 9
     4.4 GENERAL REPRESENTATIONS AND WARRANTIES OF LESSOR; QUIET ENJOYMENT. 9
       (a) POWER AND AUTHORITY. . . . . . . . . . . . . . . . . . . . . . . 9

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                                                    Table of Contents - Page ii
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                                  LEASE AGREEMENT
                 (3780 WEST BROAD STREET, COLUMBUS, OHIO LOCATION)

                                 TABLE OF CONTENTS


       (b) LIENS AND ENCUMBRANCES . . . . . . . . . . . . . . . . . . . . . 9
       (c) QUIET ENJOYMENT. . . . . . . . . . . . . . . . . . . . . . . . . 10
       (d) TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

5 INSURANCE; INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . 10
     5.1 FIRE AND HAZARD INSURANCE. . . . . . . . . . . . . . . . . . . . . 10
     5.2 LIABILITY INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . 10
     5.3 WORKERS' COMPENSATION AND UNEMPLOYMENT CONTRIBUTIONS . . . . . . . 11
     5.4 OTHER INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . . 11
     5.5 CERTIFICATES OF INSURANCE. . . . . . . . . . . . . . . . . . . . . 11
     5.6 WAIVER OF SUBROGATION. . . . . . . . . . . . . . . . . . . . . . . 11
     5.7 INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . 12

6 RECONSTRUCTION AND EMINENT DOMAIN . . . . . . . . . . . . . . . . . . . . 12
     6.1 CASUALTY, DESTRUCTION OR DAMAGE TO THE LEASED PREMISES . . . . . . 12
       (a) GENERAL OBLIGATION TO REPAIR; CERTAIN RIGHTS OF LESSEE TO
           TERMINATE LEASE. . . . . . . . . . . . . . . . . . . . . . . . . 12
       (b) DAMAGE AND REPAIR. . . . . . . . . . . . . . . . . . . . . . . . 13
       (c) SPECIFICATIONS AND APPROVALS . . . . . . . . . . . . . . . . . . 13
       (d) INSURANCE PROCEEDS ESCROW. . . . . . . . . . . . . . . . . . . . 14
       (e) MORTGAGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
       (f) CONTINUATION OF LEASE. . . . . . . . . . . . . . . . . . . . . . 14
       (g) NO REDUCTION OF RENT . . . . . . . . . . . . . . . . . . . . . . 14
       (h) LESSEE'S CONTINUING OBLIGATION TO INSURE . . . . . . . . . . . . 15
     6.2 EMINENT DOMAIN . . . . . . . . . . . . . . . . . . . . . . . . . . 15
       (a) TERMINATION OF LEASE AS TO PORTION OF LEASED PREMISES TAKEN. . . 15
       (b) TAKING OF LESS THAN A SUBSTANTIAL PORTION OF THE LEASED PREMISES 15
       (c) TAKING OF A SUBSTANTIAL PORTION OF THE LEASED PREMISES . . . . . 15
       (d) SUBSTANTIAL PORTION. . . . . . . . . . . . . . . . . . . . . . . 15
       (e) CONTESTING TAKING; ALLOCATION OF PROCEEDS. . . . . . . . . . . . 16

7 UTILITIES; MAINTENANCE, ALTERATIONS AND REPAIRS; CONSTRUCTION OF
SPECIFIED BUILDING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     7.1 UTILITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     7.2 MAINTENANCE AND REPAIRS. . . . . . . . . . . . . . . . . . . . . . 16
       (a) LESSEE'S GENERAL OBLIGATION TO MAINTAIN. . . . . . . . . . . . . 16
       (b) SPECIFIC MAINTENANCE OBLIGATIONS OF LESSEE . . . . . . . . . . . 17
       (c) WAIVER OF LESSOR LIABILITY . . . . . . . . . . . . . . . . . . . 17
     7.3 ALTERATIONS BY LESSEE. . . . . . . . . . . . . . . . . . . . . . . 17
       (a) NONSTRUCTURAL INTERIOR ALTERATIONS . . . . . . . . . . . . . . . 17
       (b) STRUCTURAL ALTERATIONS . . . . . . . . . . . . . . . . . . . . . 17

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                                                   Table of Contents - Page iii

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                                  LEASE AGREEMENT
                 (3780 WEST BROAD STREET, COLUMBUS, OHIO LOCATION)

                                 TABLE OF CONTENTS


       (c) ALTERATIONS BECOME PART OF LEASED PREMISES . . . . . . . . . . . 18
     7.4 MECHANICS OR MATERIALMEN'S LIENS . . . . . . . . . . . . . . . . . 18
     7.5 SIGNS AND OTHER TRADE FIXTURES . . . . . . . . . . . . . . . . . . 18
     7.6 LESSOR'S RIGHT OF ENTRY. . . . . . . . . . . . . . . . . . . . . . 18
     7.7 CONSTRUCTION OF SPECIFIED BUILDING.. . . . . . . . . . . . . . . . 19
       (a) LESSEE'S OBLIGATION TO CONSTRUCT SPECIFIED BUILDING. . . . . . . 19
       (b) COMMENCEMENT AND COMPLETION OF CONSTRUCTION. . . . . . . . . . . 19
       (c) LESSEE'S EQUIPMENT AND TRADE FIXTURES. . . . . . . . . . . . . . 20
       (d) LESSEE'S PAYMENT OF EXCESS CONSTRUCTION COSTS WITHOUT
           REIMBURSEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . 20
       (e) WAIVER OF LESSOR LIABILITY WITH RESPECT TO CONSTRUCTION. . . . . 20

8 TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     8.1 ADDITIONAL RENT FOR REAL PROPERTY TAXES. . . . . . . . . . . . . . 21
       (a) LESSEE OBLIGATION TO PAY REAL PROPERTY TAXES . . . . . . . . . . 21
       (b) NOTICE AND PAYMENT . . . . . . . . . . . . . . . . . . . . . . . 21
     8.2 PERSONAL PROPERTY TAXES. . . . . . . . . . . . . . . . . . . . . . 21
     8.3 INCOME AND OTHER TAXES . . . . . . . . . . . . . . . . . . . . . . 21

9 ESTOPPEL CERTIFICATES; SUBORDINATION; ATTORNMENT. . . . . . . . . . . . . 22
     9.1 ESTOPPEL CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . 22
       (a) LESSEE'S OBLIGATION TO EXECUTE ESTOPPEL CERTIFICATE WHEN
           REQUESTED. . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
       (b) FAILURE OF LESSEE TO DELIVER ESTOPPEL CERTIFICATE. . . . . . . . 22
       (c) LESSEE OBLIGATION TO FURNISH FINANCIAL AND TAX INFORMATION TO
           LENDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     9.2 MORTGAGE SUBORDINATION . . . . . . . . . . . . . . . . . . . . . . 23
     9.3 NONDISTURBANCE AGREEMENTS. . . . . . . . . . . . . . . . . . . . . 23
     9.4 DEFAULT OF LESSOR UNDER MORTGAGES. . . . . . . . . . . . . . . . . 23
     9.5 LESSEE'S NOTICE TO MORTGAGEES OF LESSOR'S DEFAULTS UNDER THIS
         LEASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

10 DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     10.1 DEFAULT BY LESSEE; REMEDIES . . . . . . . . . . . . . . . . . . . 24
       (a) MATERIAL DEFAULT AND BREACH BY LESSEE. . . . . . . . . . . . . . 24
       (b) LESSOR'S REMEDIES UPON DEFAULT BY LESSEE . . . . . . . . . . . . 25
     10.2 DEFAULT BY LESSOR . . . . . . . . . . . . . . . . . . . . . . . . 27
       (a) MATERIAL DEFAULT AND BREACH BY LESSOR. . . . . . . . . . . . . . 27
       (b) LESSEE'S REMEDIES UPON DEFAULT BY LESSOR . . . . . . . . . . . . 27
     10.3 REMEDIES CUMULATIVE . . . . . . . . . . . . . . . . . . . . . . . 28
     10.4 ATTORNEY FEES AND COSTS . . . . . . . . . . . . . . . . . . . . . 28
     10.5 FORCE MAJEURE . . . . . . . . . . . . . . . . . . . . . . . . . . 28

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                                                    Table of Contents - Page iv

                                  LEASE AGREEMENT
                 (3780 WEST BROAD STREET, COLUMBUS, OHIO LOCATION)

                                 TABLE OF CONTENTS


     10.6 WAIVER OF CERTAIN DEFENSES. . . . . . . . . . . . . . . . . . . . 29

11 RIGHT OF FIRST REFUSAL . . . . . . . . . . . . . . . . . . . . . . . . . 29
     11.1 EXERCISE OF RIGHT OF FIRST REFUSAL. . . . . . . . . . . . . . . . 29
     11.2 FAILURE TO EXERCISE RIGHT OF FIRST REFUSAL. . . . . . . . . . . . 29
     11.3 TRANSFER OF EQUITY INTERESTS IN LESSOR. . . . . . . . . . . . . . 29
     11.4 TRANSFERS TO RELATED PARTIES EXCLUDED . . . . . . . . . . . . . . 30

12 MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     12.1 ASSIGNMENT OR SUBLETTING. . . . . . . . . . . . . . . . . . . . . 30
     12.2 SUCCESSOR LESSOR'S LIABILITY. . . . . . . . . . . . . . . . . . . 31
     12.3 RELATIONSHIP OF THE PARTIES . . . . . . . . . . . . . . . . . . . 31
     12.4 ENTIRE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . 31
     12.5 NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
       (a) DELIVERY OF NOTICE . . . . . . . . . . . . . . . . . . . . . . . 31
       (b) EFFECTIVE DATE OF NOTICE; RESPONSE PERIOD. . . . . . . . . . . . 32
     12.6 NO WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     12.7 SEVERABILITY AND INVALIDITY . . . . . . . . . . . . . . . . . . . 33
     12.8 CAPTIONS, HEADINGS AND SUMMARY. . . . . . . . . . . . . . . . . . 33
     12.9 SUCCESSORS AND PERMITTED ASSIGNS. . . . . . . . . . . . . . . . . 33
     12.10 GENDER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     12.11 RECORDING. . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     12.12 GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . 34
     12.13 COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     12.14 FURTHER ASSURANCES . . . . . . . . . . . . . . . . . . . . . . . 34
     12.15 TRIPLE NET LEASE . . . . . . . . . . . . . . . . . . . . . . . . 34

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                                                     Table of Contents - Page v

                                  LEASE AGREEMENT
                     (3780 WEST BROAD, COLUMBUS OHIO LOCATION)

                               INDEX OF DEFINED TERMS

                                        --A--
ADDITIONAL RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
AGREED RENTAL FACTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . 4
ANNUAL GROSS SALES STATEMENT. . . . . . . . . . . . . . . . . . . . . . . 6
                                        --B--
BANK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
BASE RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                                        --C--
CPI INCREASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
CPI INDEX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                                        --D--
DIRECT LESSOR EXPENDITURES. . . . . . . . . . . . . . . . . . . . . . . . 4
                                        --F--
FULL BASE RENT COMMENCEMENT DATE. . . . . . . . . . . . . . . . . . . . . 3
                                        --G--
GROSS SALES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                                        --I--
INITIAL TERM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                                        --L--
LATE NOTICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
LEASE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
LEASED PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
LESSEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
LESSEE'S WORK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
LESSOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1, 29
LESSOR REIMBURSEMENT EXPENDITURES . . . . . . . . . . . . . . . . . . . . 4
                                        --M--
MORTGAGE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
MORTGAGEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
MORTGAGES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
                                        --P--
PERCENTAGE RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
PLANS AND SPECIFICATIONS. . . . . . . . . . . . . . . . . . . . . . . . . 18
PRIME RATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
PROJECT ARCHITECT . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                                        --R--
REAL ESTATE SALES CONTRACT. . . . . . . . . . . . . . . . . . . . . . . . 1
REAL PROPERTY TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
RELATED PARTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
RENEWAL TERM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
RENEWAL TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
RENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
RESTAURANT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                                        --S--
SPECIFIED BUILDING. . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
STATED PORTION OF THE BASE RENT . . . . . . . . . . . . . . . . . . . . . 5
SUBSTANTIAL PORTION . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
                                        --T--
TOTAL LESSOR INVESTMENT . . . . . . . . . . . . . . . . . . . . . . . . . 3
TRADE FIXTURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

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                                               Index of Defined Terms - Page 6

                                   LEASE AGREEMENT


     THIS LEASE AGREEMENT ("LEASE") is made and entered into as of the ___ day of __________________, 1997, BY AND BETWEEN (i) WEST BROAD DEVELOPMENT, a Kentucky limited liability company (the "LESSOR"), AND (ii) TUMBLEWEED, LLC, a Kentucky limited liability company (the "LESSEE").

                                     WITNESSETH:

     IN CONSIDERATION OF the mutual covenants and agreements herein contained, the parties agree as follows:

                                      ARTICLE
                                         1
                 GRANT OF LEASED PREMISES; ACQUISITION CONTINGENCY
                   ________________________________________

     1.1    PREMISES

            Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, for the term, at the rental and upon all of the conditions set forth herein, that certain real property, consisting of approximately 0.517 ACRES, generally referred to as an outparcel located at 3780 WEST BROAD STREET, COLUMBUS, OHIO, and more particularly described on EXHIBIT A attached hereto, and all improvements thereon and fixtures and appurtenances thereto, INCLUDING, BUT NOT LIMITED TO, any fixtures, buildings, or other improvements or alterations constructed, added, or made by Lessor or Lessee during the Term (as hereinafter defined) in accordance with the provisions of this Lease and all of Lessor's easements and appurtenances in, over, and upon adjoining and adjacent public and private land, highways, roads, streets, lanes and other areas reasonably required for ingress and egress and for the installation, maintenance, operation and service of utilities (the "LEASED PREMISES").

     1.2    ACQUISITION CONTINGENCY

            Notwithstanding any other provision of this Lease which might be construed to the contrary, this Lease is contingent upon the acquisition of the Leased Premises by Lessor pursuant to that certain REAL ESTATE SALES CONTRACT dated MARCH 10, 1997, between Lessor, as the assignee of the purchaser thereunder, and MID-AMERICA RESTAURANT VENTURES, INC., as seller thereunder (the "REAL ESTATE SALES CONTRACT"). Lessee acknowledges receipt of a true and complete copy of the Real Estate Sales Contract. If such acquisition of the Leased Premises by Lessor does not occur, then this Lease shall be null and void and neither party shall have any obligation of performance to the other party under this Lease.

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                                                     Text of Agreement - Page 1

                                      ARTICLE
                                         2
                                        TERM
                   ________________________________________

     2.1    COMMENCEMENT AND EXPIRATION OF TERM.

            (a)  INITIAL TERM

                 The Initial Term of this Lease shall commence as of the Full Base Rent Commencement Date (as hereinafter defined) and shall end on the LAST DAY OF THE 240TH CALENDAR MONTH following the Full Base Rent Commencement Date, unless sooner terminated in accordance with the terms and conditions set forth herein (the "INITIAL TERM").

            (b)  RENEWAL TERMS

                 The term of this Lease shall be automatically renewed for two successive additional periods of 60 MONTHS each (collectively, the "RENEWAL TERMS" and each individually, a "RENEWAL TERM") upon the expiration of each of the Initial Term and the first Renewal Term (the Initial Term and all Renewal Terms are collectively referred to as the "TERM") unless, at least 180 DAYS prior to the expiration of the Initial Term or the first Renewal Term, Lessee gives written notice to Lessor that the Term will end at the expiration of such period. This Lease shall not be renewable at the end of the second Renewal Term unless amended in writing to provide for such renewal. the renewal of this Lease shall not be deemed to correct or obviate the need to correct any default hereunder, and such renewal shall not affect in any way the right of either party under this Lease to exercise any of such party's rights or remedies in the event of a default by the other party either before or after the effective date of such renewal.

     2.2    HOLDING OVER

            In the absence of a written agreement to the contrary or written renewal of this Lease, if Lessee remains in possession of the Leased Premises after the expiration of the Term or the sooner termination of this Lease, Lessee, at the option of Lessor, shall be deemed to be occupying the Leased Premises as a tenant from month-to-month, subject to all of the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy, and either party may terminate such month-to-month tenancy on 30 DAYS' notice to the other.

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                                                     Text of Agreement - Page 2

                                      ARTICLE
                                         3
                               RENT; SECURITY DEPOSIT
                   ________________________________________

     3.1    BASE RENT

            (a)  DETERMINATION OF BASE RENT

                 Lessee shall pay Lessor a minimum guaranteed rental (the "BASE RENT") with respect to each month during the Term determined in accordance with the following schedule (PROVIDED, HOWEVER, that the Base Rent for any partial month during the Term shall be prorated in accordance with the ratio of the number of days of such month within the Term to the total number of days of such month):



           PERIOD                                 BASE RENT

 During the Term, but        Amount equal to interest on the Total Lessor
 before Full Base Rent       Investment (as hereinafter defined) during such
 Commencement Date(2)        period at a rate equal to the Agreed Rental Factor
                             (as hereinafter defined)

 During the Initial Term,    $10,000 per month (1)
 but after Full Base Rent
 Commencement Date(2)

 During the Renewal Terms    $10,000 per month (1) plus CPI Increase (as
                             hereinafter defined)

     (1) Adjusted to 12% of Total Lessor Investment (as hereinafter defined) if Total Lessor Investment is less than $1,000,000.00.

     (2) The FULL BASE RENT COMMENCEMENT DATE shall mean THE EARLIER TO OCCUR OF (i) the date Lessee first derives revenues from the sale of food and beverages in the ordinary course of its Restaurant business upon the Leased Premises OR (ii) 180 days after Lessee first commences LESSEE'S WORK (defined below).

            (b)  TOTAL LESSOR INVESTMENT

                 For all purposes of this Lease, the term "TOTAL LESSOR INVESTMENT" as of any date shall mean THE SUM OF (i) the amounts paid by LESSOR through such date in connection with the purchase and acquisition of the Leased Premises, INCLUDING, BUT NOT LIMITED TO, "soft costs" such as legal fees, title, environmental assessment, and survey expenses, real estate agent and broker commissions, permit and license fees, engineering fees, and architectural fees, and the costs of Lessor's demolishing and hauling away the front porch patio area if the

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                                                     Text of Agreement - Page 3
restrictions prohibiting such area are not removed prior to construction of the Specified Building (the "DIRECT LESSOR EXPENDITURES"), it being agreed by lessor and lessee that the amount of such Direct Lessor Expenditures
(EXCLUSIVE of the acquisition purchase price paid by Lessor to the seller of the Leased Premises) shall conclusively be $65,000.00 in the aggregate, (ii) the amounts paid by Lessor to Lessee as reimbursement for Lessee's Work with respect to the Specified Building as hereinafter provided (the "LESSOR REIMBURSEMENT EXPENDITURES," AND (iii) any amounts treated as part of the Total Lessor Investment pursuant to the provisions of Section 7.7(b) hereof. Notwithstanding any other provision of this Lease which might be construed to the contrary, it is the parties' intention and agreement that the Total
Lessor Investment, in the aggregate, will not exceed the sum of $1,000,000.00 at any time, and at no time shall Lessor have any obligation to pay any amount to Lessee as a Lessor Reimbursement Expenditure to the extent that such payment would cause the Total Lessor Investment as of such time to exceed the sum of $1,000,000.00.

            (c)  AGREED RENTAL FACTOR

                 For all purposes of this Lease, the term "AGREED RENTAL
FACTOR" to be applied with respect to any funds constituting a part of the Total Lessor Investment during any period shall mean a rate equal to THE GREATER OF
(i) the interest rate per annum paid by Lessor to a bank or other commercial lending institution with respect to such funds, if and to the extent such funds have been borrowed by Lessor, PLUS 1% PER ANNUM, OR (ii) the interest rate per annum most recently designated by BANK OF LOUISVILLE AND TRUST COMPANY, Louisville, Kentucky (the "BANK"), as its "Prime Rate" in effect during such period, as the same may be changed from time to time by the Bank during such period (the "PRIME RATE"), PLUS 1% PER ANNUM.

            (d)  PAYMENT OF THE BASE RENT

                 Before the Full Base Rent Commencement Date, the Base Rent shall be due and payable on a monthly basis, within FIVE (5) DAYS following demand by Lessor setting forth the amount thereof based on the outstanding balance of the Total Lessor Investment during the immediately preceding calendar month and the applicable Agreed Rental Factor with respect thereto. After the Full Base Rent Commencement Date, the Base Rent shall be due and payable in advance on the 1st day of such month, without prior demand therefor. Unless otherwise directed by Lessor in writing, Lessee shall pay the Base Rent due and payable at any time to Lessor at the address for Lessor which is then applicable as to notices under the provisions of Section 12.5 below.

            (e)  CPI INCREASE

                 For all purposes of this Agreement, the term "CPI INCREASE" with respect to each Renewal Period shall mean an amount WHICH BEARS THE SAME RATIO TO

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                                                    Text of Agreement - Page 4
the Stated Portion of the Base Rent (as hereinafter defined) with respect to such Renewal Period AS the CPI Index (as hereinafter defined) for the last year of the Initial Term or Renewal Term, as the case may be, immediately preceding such Renewal Term BEARS TO the CPI Index for the first year of such Initial Term or Renewal Term, as the case may be, preceding such Renewal Term.

            (f)  STATED PORTION OF THE BASE RENT

                 For all purposes of this Agreement, the term "STATED PORTION
OF THE BASE RENT" with respect to the Base Rent for any Renewal Period shall mean the portion of such Base Rent determined without regard to any CPI Increase (I.E., the fixed dollar amount of the Base Rent as set forth in the schedule set forth above with respect to such Renewal Period).

            (g)  CPI INDEX

                 For all purposes of this Agreement, the term "CPI INDEX" for any year shall mean the simple average CONSUMER PRICE INDEX FOR ALL ITEMS AND MAJOR GROUP FIGURES FOR ALL URBAN CONSUMERS, as published by the Bureau of Labor Statistics, U.S. Department of Labor, with respect to such year. Accordingly,
(i) if such consumer price index is published monthly, the CPI Index will be the simple average of the 12 indices so published, (ii) if such consumer price index is published quarterly, the CPI Index will be the simple average of the 4 indices so published, AND (iii) if such consumer price index is published only annually, the CPI Index will be the index so published. If there is no such consumer price index published with respect to any year, then its successor (or if no such successor exists, the most comparable index thereto) shall be used and applied on a reasonably consistent and equitable basis.

     3.2    PERCENTAGE RENT

            (a)  DETERMINATION OF PERCENTAGE RENT

                 In addition to the Base Rent, Lessee shall pay to Lessor, as a percentage rental (the "PERCENTAGE RENT") with respect to each year (or partial year) during the Term of this Lease, an amount equal to 5% of Lessee's Gross Sales during such year ONLY to the extent such Percentage Rent exceeds the Stated Base Rent applicable for such calendar year.

            (b)  DEFINITION OF GROSS SALES

                 The term "GROSS SALES" with respect to any year (or partial year) during the Term shall mean the aggregate gross sales price of all food, beverages, merchandise, vending machine sales, and any other items sold, and all charges for services performed by Lessor or by any tenants, licensees, or concessionaires of

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                                                    Text of Agreement - Page 5

Lessor, in, from, or with respect to the Leased Premises, whether for cash, on credit, or otherwise, EXCLUDING, HOWEVER, (i) any rental tax, sales tax, gross receipts tax, or similar tax by whatever name called, the amount of which is determined by the amount of sales made, and which Lessee may be required to collect and account for to any governmental agency, (ii) any transfers of food or beverages made by Lessee from the Leased Premises to any other stores, warehouses, or commissaries of Lessee or its affiliated companies or franchisees without mark-up or gross profit, (iii) any credits or refunds made to customers as a courtesy or for food, beverages, or other merchandise or items returned, exchanged or deemed unsatisfactory, (iv) any returns of food, beverages, or other merchandise or items to suppliers or manufacturers, (v) the net amount of any discounts allowed to customers, including discounts resulting from the issuance to customers of trading stamps, receipts or coupons for food or beverages, AND (vi) any amounts received by Lessee from the sale of Lessee's Trade Fixtures or other items not held by Lessee for sale in the ordinary course of business.

            (c)  REPORTS OF SALES

                 At the time that the Percentage Rent is due and payable with respect to each year (or partial year) during the Term, Lessee shall submit to Lessor a written statement of the Gross Sales of Lessee with respect to such year (or partial year), certified by an officer of Lessee (the "ANNUAL GROSS SALES STATEMENT"), and, if requested by Lessor, such Annual Gross Sales Statement shall be accompanied by copies of the sales tax returns filed by Lessor with the Kentucky Revenue Cabinet with respect to the Gross Sales of Lessee in, from, or with respect to the Leased Premises during such year (or partial year); PROVIDED, HOWEVER, that if any such sales tax return is not required to have been filed, and, in fact, has not been filed, at or before the time that the Annual Gross Sales Statement is due to be delivered to Lessor under this Lease, then such sales tax return shall be submitted to Lessor within 10 DAYS after it is filed. In addition, if requested by Lessor, Lessee shall, within 20 DAYS following the end of each calendar month during the Term, furnish to Lessor a monthly statement of the Gross Sales of Lessee during such calendar month. Each Annual Gross Sales Statement and monthly statement of Gross Sales shall be treated as confidential by Lessor.

            (d)  RECORD OF SALES; INSPECTIONS AND AUDITS

                 Lessee shall prepare and keep, at its principal place of business, for a period of not less than THREE (3) YEARS, adequate books and records (conforming to generally accepted accounting principles, consistently applied) showing its Gross Sales for each calendar month throughout the Term. Upon at least 10 DAYS' prior notice to Lessee, Lessor or Lessor's representative may inspect and audit the records of the Lessee's Gross Sales during regular business hours; PROVIDED, HOWEVER, that such inspection is commenced within THREE (3) YEARS after the date that Lessor receives statements of Lessee's Gross Sales and is limited to the period covered by such

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                                                    Text of Agreement - Page 6
statements. If such audit by Lessor discloses a deficiency in the Gross Sales for such period, then Lessee shall promptly pay to Lessor (i) the amount of such deficiency AND (ii) if the deficiency is EQUAL TO OR GREATER THAN 5% of the amount of Gross Sales with respect to which Lessee paid Lessor Percentage Rent, the reasonable cost of such audit. If the statements furnished by Lessee during any two out of three consecutive Lease Years understate
Lessee's Gross Sales by 5% OR MORE in each of such two years, then Lessor may, at Lessor's sole option and not in derogation, reduction or elimination of any other rights or remedies of Lessor, terminate this Lease by notice to Lessee, PROVIDED, HOWEVER, Lessor shall not have the right to so terminate if the understatement was due to inadvertence or clerical error of which Lessee had no knowledge.

            (e)  PAYMENT OF PERCENTAGE RENT

                 The Percentage Rent with respect to each year (or partial year) during the Term of this Lease shall be due and payable within 60 DAYS after the end of such year (or partial year), without prior demand therefor. Unless otherwise directed by Lessor in writing, Lessee shall pay the Percentage Rent due and payable at any time to Lessor at the address for Lessor which is then applicable as to notices under the provisions of Section 12.5 below.

            (f)  RETAIL RESTRICTION LIMIT/FAILURE TO OPERATE

                 The parties acknowledge that the realization of the benefits of the Percentage Rent are dependent upon Lessee maximizing its gross sales and that failure to operate, or self-competition, is inconsistent with the generation of appropriate levels of Percentage Rent. The parties further acknowledge that Base Rent was negotiated together with, and giving consideration to, the Percentage Rent and that self-competition or failure to operate by Lessee will deprive Lessor of a bargained-for consideration. Accordingly, Lessee covenants and agrees that during the Term (i) Lessee will not, directly or indirectly, engage in any business similar to, or in competition with, the business operated on the Leased Premises within a radius of TWO (2) MILES from the Leased Premises AND (ii) Lessee shall use its reasonable best efforts to operate its Restaurant (as hereinafter defined) in the Leased Premises with reasonable due diligence and efficiency so as to maximize, to the extent reasonably and economically feasible, the Percentage Rent which may be produced by such manner of operation. Subject to matters beyond the reasonable control of Lessee, Lessee shall carry at all times in the Leased Premises such inventories of food, liquor, and other goods as shall be reasonably designed to maximize, to the extent reasonably and economically feasible, the return to Lessor and Lessee. Lessee shall generally operate seven days a week at such hours as are customary for similar restaurants in the geographic area of the Leased Premises.

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                                                    Text of Agreement - Page 7

     3.3    ADDITIONAL RENT

            Lessee shall pay, as additional rent, certain amounts with respect to taxes, maintenance, and other factors as provided under other provisions of this Lease (collectively, the "ADDITIONAL RENT"). For all purposes of this Lease, the term "RENT" shall include all Base Rent, Percentage Rent and Additional Rent.

     3.4    DELINQUENT RENT; LATE CHARGE

            Each unpaid installment of Rent or other amount required to be paid by Lessee to Lessor under this Lease shall bear interest from 10 days after the date on which such Rent or other amount is due and payable at the Prime Rate plus 2% PER ANNUM. In addition, in the event that any Rent or any other payment required to be made by Lessee under this Lease is not paid as and when due and such failure continues for more than a period of 10 days thereafter (without regard to any notices), Lessee shall pay to Lessee a late charge equal to THE GREATER OF (i) 5% of the amount of such delinquent Rent or other payment, OR
(ii) an amount equal to any late charge incurred by Lessor on Lessor's first mortgage loan cause by such delinquent payment by Lessee.

     3.5    SECURITY DEPOSIT

            There shall be no security deposit required under this Lease.

     3.6    SURVIVAL OF OBLIGATION TO PAY RENT

            Lessee's obligation to pay all Rent when due shall survive the expiration or sooner termination of the Term.

                                      ARTICLE
                                         4
                    USE OF THE LEASED PREMISES; QUIET ENJOYMENT
                   ________________________________________

     4.1    GENERAL PURPOSES

            Lessee may use or permit the use of the Leased Premises for a full-service TUMBLEWEED-Registered Trademark- restaurant ("RESTAURANT") and such other activities as are incidental thereto, and may not use or permit the use of the Leased Premises for any other use or purposes without the prior written consent of Lessor, which approval shall not be unreasonably withheld.

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                                                    Text of Agreement - Page 8

     4.2    COMPLIANCE WITH LAWS

            Lessee shall not use the Leased Premises in violation of any statute, law, ordinance, or governmental code, rule, or regulation now or hereafter applicable to the Leased Premises, INCLUDING, BUT NOT LIMITED TO, violation of any Federal, state or local environmental laws, any fire, health, or safety codes, and any zoning rules and regulations.

     4.3    HAZARDS AND WASTE

            Lessee shall not create or permit any hazard, nuisance, menace, or waste in, on or about the Leased Premises.

     4.4    GENERAL REPRESENTATIONS AND WARRANTIES OF LESSOR; QUIET ENJOYMENT

            Subject to acquisition of the Lease Premises by Lessor as provided under Section 1.2 hereof, Lessor represents and warrants to Lessee that:

            (a)  POWER AND AUTHORITY

                 Lessor owns the Leased Premises in fee simple and has full power and authority to execute and perform its obligations under this Lease.

            (b)  LIENS AND ENCUMBRANCES

                 During the Term, the Leased Premises shall be free and clear of all liens and encumbrances superior to the leasehold interests of Lessee under this Lease, EXCEPT (i) those liens and encumbrances of record as of the date of execution of this Lease (or liens or encumbrances in substitution or renewal thereof), (ii) those liens and encumbrances which may be placed on the Leased Premises by or with the specific written consent of Lessor in connection with any buildings or other improvements required to be built by Lessor or Lessee under this Lease, (iii) those liens or encumbrances which may be placed on the Leased Premises by or with the specific written consent of Lessor in compliance with the provisions of Sections 9.2 and 9.3 hereof, (iv) existing zoning ordinances which affect the Leased Premises or which may hereafter exist during the Term, (v) easements for public utilities and easements of any public highways, AND (vi) the lien of real estate ad valorem taxes not then due and payable.

            (c)  QUIET ENJOYMENT

                 During the Term, PROVIDED, HOWEVER, that Lessee is not in default under this Lease, Lessee shall peaceably hold and have quiet enjoyment of the Leased Premises free from interference from anyone lawfully claiming any interest in the Leased Premises (but subject to the terms and conditions of this Lease).

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                                                    Text of Agreement - Page 9

            (d)  TAXES

                 All taxes on the Leased Premises, EXCEPT current taxes not due and payable, have been paid in full.

                                      ARTICLE
                                         5
                             INSURANCE; INDEMNIFICATION
                   ________________________________________

     5.1    FIRE AND HAZARD INSURANCE

            Lessee, at Lessee's expense, shall obtain and keep in force at all times during the Term of this Lease one or more policies of insurance covering loss or damage to the Leased Premises in the amount of the full replacement value thereof. Such policies shall provide protection against all perils included within the classifications of fire, extended coverage, vandalism, malicious mischief and special extended perils (all risks) and shall name Lessor as an additional insured. To the extent reasonably possible, Lessee shall increase such insurance from time to time during the Term to include such additional risks or greater coverage of the risks set forth above as may be reasonably required by Lessor's lenders.

     5.2    LIABILITY INSURANCE

            Lessee, at Lessee's expense, shall obtain and keep in force at all times during the Term of this Lease one or more insurance policies of comprehensive public liability insurance insuring Lessor and Lessee against all liability arising out of the ownership, use, occupancy, or maintenance of the Leased Premises, with policy limits of no less than $5,000,000.00 with respect to injuries to, or death of, any persons on the Leased Premises, or occurrences of any property damage to third parties caused on the Leased Premises, whether or not caused by any of Lessee's employees, agents, representatives, guests or invitees.

     5.3    WORKERS' COMPENSATION AND UNEMPLOYMENT CONTRIBUTIONS

            If the nature of Lessee's operation is such as to place any or all of its employees under the coverage of local workers' compensation or similar statutes and/or unemployment compensation schedules, Lessee shall also keep in force, at Lessee's expense, workers' compensation or similar insurance affording statutory coverage and containing statutory limits, and shall make all unemployment compensation contributions required by law.

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                                                   Text of Agreement - Page 10

     5.4    OTHER INSURANCE

            Lessee shall be responsible for obtaining, at Lessee's expense, business interruption insurance which will cover the payment of Rent and other charges due hereunder for at least TWELVE (12) MONTHS and insurance on the equipment, inventory, merchandise, supplies and other property of Lessee on or about the Leased Premises in a commercially reasonable amount. Lessee, on its behalf and on its insurers' behalf, hereby expressly waives any and all claims against Lessor for loss or damage to Lessee's equipment, inventory, merchandise, supplies and other property on or about the Leased Premises due to fire, explosion, windstorm, or any other casualty, or due to any other cause whatsoever, regardless whether Lessee or Lessor has procured insurance thereon and regardless of the cause of such loss or damage, INCLUDING, BUT NOT LIMITED TO, loss or damage resulting from the negligence of Lessor or Lessor's partners, officers, managers, members, directors, employees, agents, or representatives.

     5.5    CERTIFICATES OF INSURANCE

            Lessee shall deliver to Lessor copies of the insurance policies required under Sections 5.1 and 5.2 hereof or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be cancelable or subject to reduction of coverage or other modification EXCEPT after 10 DAYS' prior written notice to Lessor. Lessor shall, within 10 DAYS prior to the expiration of any policy, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand of Lessor or the applicable insurance company.

     5.6    WAIVER OF SUBROGATION

            Lessor and Lessee each hereby waives any and all rights of recovery against the other, or against the partners, officers, managers, members, directors, employees, agents and representatives of the other, for loss or damage to such waiving party or its property or the property of others under its control, to the extent such damage or destruction is insured against under any insurance policies in force at the time of such loss or damage. The provisions of this Section 5.6 shall be effective during the Term for so long as such provisions do not prohibit securing insurance coverage from responsible insurance companies by either party after a good faith effort. Lessor and Lessee shall give notice to its insurance carrier(s) that the foregoing mutual waiver of subrogation is contained in this Lease and attempt in good faith to cause its insurance policies with respect to the Leased Premises, and the property contained therein, to be endorsed to permit the foregoing waiver of subrogation.

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                                                   Text of Agreement - Page 11

     5.7    INDEMNIFICATION

            Lessee shall indemnify Lessor and save and hold Lessor harmless from and against any and all claims, actions, damages, liabilities, and expenses in connection with loss of life, personal injury and/or damage to property arising from, out of, or in connection with the occupancy or use by Lessee of the Leased Premises or any part thereof; PROVIDED, HOWEVER, that this indemnification by Lessee shall not extend to acts of negligence of Lessor, or Lessor's officers, managers, members, directors, partners, employees, agents, or representatives, or to events or accidents which occur as a result of Lessor's failure to perform its obligations under this Lease. In the event Lessor shall, without any fault on its part, be made a party to any litigation commenced by or against Lessee, or against Lessor as a result of any action or inaction by Lessee in connection with the Leased Premises, then Lessee shall protect and hold Lessor harmless and shall pay all costs, expenses, and reasonable attorneys fees incurred or paid by Lessor in connection with such litigation.


                                      ARTICLE
                                         6
                         RECONSTRUCTION AND EMINENT DOMAIN
                   ________________________________________

     6.1    CASUALTY, DESTRUCTION OR DAMAGE TO THE LEASED PREMISES

            (a) GENERAL OBLIGATION TO REPAIR; CERTAIN RIGHTS OF LESSEE TO TERMINATE LEASE

                 Lessee shall use every reasonable precaution against fire and shall, in the case of fire or other casualty, give immediate notice thereof to Lessor. In case of fire or other casualty, Lessee shall, at its own expense and subject to the other provisions of this Section 6.1, cause the damage to be promptly repaired and the improvements reconstructed at the cost and expense of Lessee; PROVIDED, HOWEVER, that Lessee shall be entitled to use for such purpose the insurance proceeds, if any, available by reason of such loss; AND PROVIDED FURTHER, HOWEVER, that notwithstanding the foregoing, if (i) the Leased Premises are damaged so substantially by fire or other casualty as to make MORE THAN 50% of the rentable square footage of the buildings constituting a part of the Leased Premises untenantable AND (ii) such damage to the Leased Premises occurs at a time when the remainder of the Term is 12 MONTHS OR LESS, then Lessee may, at Lessee's option and upon at least 10 DAYS' prior written notice to Lessor, terminate this Lease without penalty or liability; PROVIDED, HOWEVER, that in the event of such termination by Lessee, Lessee shall, at its sole cost and expense (i) remove all remains and debris so that the Leased Premises shall be safe and sightly, (ii) grade and compact the Leased Premises so that surface water drainage or other causes will not damage the Leased Premises or the properties adjoining the Leased Premises, AND (iii) pay Lessor a lump sum termination payment equal to the total of SIX (6) MONTHS of the Base Rent then in effect. If Lessee shall not commence to remove

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                                                   Text of Agreement - Page 12
such remains and debris, and grade and compact the Premises within 60 DAYS from the date of any such damage or destruction, or, if thereafter Lessee shall fail to diligently pursue the removal of such remain and debris, then Lessor shall be entitled to receive the insurance proceeds otherwise payable to, or held by, Lessee, to the extent necessary to remove all remains and debris, and grade and compact the Leased Premises in the manner described herein. Any insurance proceeds after (i) the removal of such remains and debris, (ii) grading and compacting the Leased Premises, AND (iii) paying the lump sum termination payment to Lessor, shall distributed to Lessee.

            (b)  DAMAGE AND REPAIR

                 Subject to and in accordance with the other provisions of this
Section 6.1, Lessee may, at Lessee's expense, either promptly repair, replace, or rebuild such building or other improvement or delay the commencement of the work until the proceeds of all insurance policies covering the casualty or hazard (and any replacement funds therefor which Lessor is required to provide under Section 6.1((e)) below) are made available to Lessee for such purpose. Lessee shall continue the commenced work with reasonable diligence until its completion.

            (c)  SPECIFICATIONS AND APPROVALS

                 Lessee shall make the repair, replacement, or rebuilding in accordance with applicable plans and specifications (reflecting a structure either substantially the same as that which existed prior to the fire or other casualty (SUBJECT, HOWEVER, to changes required by then applicable laws or governmental regulations) or with such differences as may be proposed by Lessee and approved by Lessor, acting reasonably and in good faith). Such plans and specifications shall first be submitted to and approved in writing by Lessor, which approval shall not be unreasonably withheld or delayed. Before any work is commenced, the plans and specifications shall be filed with and approved by all applicable municipal or other governmental authorities, and, if so required by the terms of Lessor's mortgage, Lessee shall attempt in good faith to obtain and deliver to Lessor the written consent of any present mortgagee. Lessor shall join in any application to the mortgagee for such consent and use all reasonable efforts in attempting to obtain such consent. Before commencing the work, Lessee shall procure at Lessee's expense, and deliver to Lessor, all policies of insurance usually required in connection with such work.

            (d)  INSURANCE PROCEEDS ESCROW

                 For the purpose of paying the cost of repair, replacement, or rebuilding, Lessee shall deposit the insurance proceeds in an escrow account with such escrow agent as Lessor, acting reasonably and in good faith, may designate, which escrow agent shall disburse such insurance proceeds during the course of the work. If the proceeds are insufficient to pay the cost of the work, Lessee shall pay the

______________________________________________________________________________
                                                   Text of Agreement - Page 13
deficiency. If the proceeds exceed the cost of such work, Lessee shall retain the excess.

            (e)  MORTGAGES

                 If the holder of any existing mortgages (the "MORTGAGEE") elects to exercise the Mortgagee's right, if any, to apply any insurance proceeds towards the reduction of the mortgage, Lessor shall make available to Lessee, for the sole purpose of the repair, replacement, or rebuilding for which Lessee is obligated, an amount equal to the total insurance proceeds retained by such Mortgagee (PROVIDED, HOWEVER, if the amount necessary for such repair, replacement, or rebuilding is less than the total amount of the insurance proceeds retained by such Mortgagee, then any such excess shall be treated as a prepayment of Rent or other payments thereafter becoming due from Lessee under this Lease). If Lessor fails to make such funds available within a reasonable time after final settlement of the loss with the insurers, Lessee may either terminate this Lease or complete the repair, replacement, or rebuilding and deduct the amount not reimbursed against the Rent or other payments thereafter becoming due from Lessee under this Lease.

            (f)  CONTINUATION OF LEASE

                 EXCEPT as otherwise provided herein, this Lease shall not terminate or be affected in any manner by reason of the damage or destruction, by fire or other casualty, in whole or in part, of the Leased Premises or by reason of the untenantability of the Leased Premises.

            (g)  NO REDUCTION OF RENT

                 Lessee is required to obtain and maintain in full force and effect during the Term certain business interruption or other insurance. Accordingly, if this Lease remains in effect following damage to the Leased Premises by fire or other casualty, the Rent shall not be reduced or abated.

            (h)  LESSEE'S CONTINUING OBLIGATION TO INSURE

                 Any termination by the Lessee of the Lease under this Section
6.1 shall not relieve Lessee of any liabilities to Lessor regarding Lessee's responsibility for having insured the Leased Premises for the benefit and interest of Lessor as provided under this Lease.

______________________________________________________________________________
                                                   Text of Agreement - Page 14

     6.2    EMINENT DOMAIN

            (a)  TERMINATION OF LEASE AS TO PORTION OF LEASED PREMISES TAKEN

                 In the event that all or any portion of the Leased Premises is taken under the power of eminent domain by any competent authority, this Lease shall terminate as to the part so taken as of the date on which Lessee is required to yield possession thereof to the taking authority.

            (b)  TAKING OF LESS THAN A SUBSTANTIAL PORTION OF THE LEASED
                 PREMISES

                 If the taking of a portion of the Leased Premises is not a Substantial Portion, then Lessor shall make all repairs, alterations and replacements as may be necessary in order to restore the portion of the Leased Premises not taken to useful condition and the Rent shall be reduced on an equitable basis to take into account the elimination of the portion of the Leased Premises taken.

            (c)  TAKING OF A SUBSTANTIAL PORTION OF THE LEASED PREMISES

                 If the taking of a portion of the Leased Premises is a Substantial Portion, then either Lessor or Lessee shall have the option to terminate this Lease as of the date on which Lessee is required to yield possession of the portion taken to the taking authority, which option shall be exercised by Lessor or Lessee by written notice delivered to the other of them on or prior to such date. Unless this Lease is so terminated, Lessor shall make all repairs, alterations and replacements as may be necessary in order to restore the portion of the Leased Premises not taken to as useful a condition as is practicable and the Rent shall be reduced on an equitable basis to take into account the elimination of the portion of the Leased Premises taken.

            (d)  SUBSTANTIAL PORTION

                 For all purposes of this Agreement, the term "SUBSTANTIAL PORTION" means (i) any part of the building on the Leased Premises, (ii) 10% or more of the parking spaces on the Leased Premises, (iii) 15% or more of the land area demised as part of the Leased Premises, (iv) any property which affects the direct access from the Leased Premises to any adjacent street or highway, AND
(IV) any portion of the land or improvements, the absence of which is reasonably likely to have a substantial impact on the business of Lessee conducted in, or, or from the Leased Premises.

            (e)  CONTESTING TAKING; ALLOCATION OF PROCEEDS

                 Only Lessor shall have the right to contest any proposed or declared taking or condemnation of the fee of and leasehold in the Leased Premises. All compensation awarded for taking of the fee of and the leasehold in the Leased

______________________________________________________________________________
                                                   Text of Agreement - Page 15

Premises shall belong to and be the property of Lessor, and Lessee hereby assigns to Lessor all of Lessee's rights, if any, to any such compensation, EXCEPT any compensation for moving or relocation expenses payable to Lessee, losses relating to Lessee's Trade Fixtures (as hereinafter defined), losses relating to any permanent improvements to the Leased Premises made by Lessee during the Term (based on the ratio that the fair market value of such improvements made by Lessee during the Term bears to the fair market value of all improvements to the Leased Premises for which an award is made), and losses of profits to which Lessee would be entitled to recovery.

                                      ARTICLE
                                         7
     UTILITIES; MAINTENANCE, ALTERATIONS AND REPAIRS; CONSTRUCTION OF SPECIFIED
                                      BUILDING
                   ________________________________________

     7.1    UTILITIES

            Lessee shall timely pay for all heat, water, sewer service, gas, electricity, telephone and other utilities and services used in or about the Leased Premises, and all such utilities and services, as applicable, shall be metered to the Leased Premises in Lessee's name.

     7.2    MAINTENANCE AND REPAIRS

            (a)  LESSEE'S GENERAL OBLIGATION TO MAINTAIN

                 Lessee, at Lessee's expense, shall maintain the Leased
Premises and all additions thereto and improvements thereof in good repair and condition throughout the Term and shall yield up the Leased Premises upon the expiration or sooner termination of this Lease in broom clean condition and in as good and tenantable condition as the Leased Premises were in at the beginning of the Term or at the time later added to the Leased Premises, as the case may be, normal wear and tear excepted.

            (b)  SPECIFIC MAINTENANCE OBLIGATIONS OF LESSEE

                 In furtherance of, and not by way of limitation of, Lessee's obligations under Section 7.2(a) hereof, Lessee, at Lessee's expense, shall be responsible for all repairs, replacements and maintenance required with respect to the Leased Premises, INCLUDING, BUT NOT LIMITED TO, the repair and/or replacement of (i) any burst, stopped or leaking water, gas, sewer or other pipes or plumbing fixtures or equipment, (ii) any dysfunctional or malfunctioning lighting, electrical, or heating, ventilation and air conditioning components, circuits, facilities or systems, (iii) any fences, parking areas, sidewalks, driveways, landscaping and signs, (iv) any sprinklers or other fire or smoke alarm or control devices, AND (v) any foundations, structural

______________________________________________________________________________
                                                   Text of Agreement - Page 16
components, exterior or interior walls and surfaces, roofs, gutters, downspouts, ceilings, windows and doors.

            (c)  WAIVER OF LESSOR LIABILITY

                 Lessor shall not be responsible or liable to Lessee for any loss or damage resulting from any cause whatsoever, INCLUDING, BUT NOT LIMITED TO, any loss or damage from any burst, stopped or leaking water, gas, sewer or other pipes or plumbing fixtures or equipment, or from any failure of or defect in any lighting, electrical, or heating, ventilation and air conditioning components, circuits, facilities or systems.

     7.3    ALTERATIONS BY LESSEE

            (a)  NONSTRUCTURAL INTERIOR ALTERATIONS

                 Without any necessity of obtaining Lessor's consent, Lessee, at Lessee's expense, may from time to time during the Term make any interior alterations, additions, or improvements in and to the Leased Premises which Lessee may deem advisable and which do not affect the structural components of any building or other improvement. Any such interior alteration, addition, or improvement shall be made in a first class workmanship manner and in accordance with all valid requirements of municipal or other governmental authorities.

            (b)  STRUCTURAL ALTERATIONS

                 Lessee shall not make any structural additions or other alterations to, nor remove or demolish, any building or other improvement constituting a part of the Leased Premises without the prior written consent of Lessor, which shall not be unreasonably withheld.

            (c)  ALTERATIONS BECOME PART OF LEASED PREMISES

                 Lessee agrees that any and all improvements or alterations to the Leased Premises shall immediately become the property of the Lessor and shall remain upon and as part of the Leased Premises.

     7.4    MECHANICS OR MATERIALMEN'S LIENS

            Unless Lessee shall contest the validity thereof as hereinafter provided, Lessee shall not allow any mechanic's, materialman's, or other liens to be filed against the Leased Premises or any part thereof as a result of any act of omission by Lessee. Lessee may contest, by appropriate proceedings, the amount, validity or application of any mechanic's, materialman's, or other lien filed against the Leased Premises or any part thereof so long as (i) no part of the Leased Premises would be subject to loss, sale or forfeiture before determination of such contest, (ii) Lessor is not subject to any

______________________________________________________________________________
                                                   Text of Agreement - Page 17
criminal penalty as a result of the failure to pay such lien, AND (iii)
Lessee conducts all such contests, at Lessee's expense, with due diligence and in good faith.

     7.5    SIGNS AND OTHER TRADE FIXTURES

            Lessee may construct, build, or install on the Leased Premises any and all racks, counters, tables, shelves, signage, and other trade fixtures and equipment of every kind or nature which might be necessary or desirable to the Lessee's use of the Leased Premises for permitted purposes (collectively, the "TRADE FIXTURES"). All such Trade Fixtures shall at all times be and remain the property of Lessee, and, so long as Lessee is not in default under this Lease, Lessee shall have the right to remove all or any part of the Trade Fixtures from the Leased Premises at any time during, or upon the expiration or sooner termination of, the Term; PROVIDED, HOWEVER, that Lessee shall repair or reimburse Lessor for the full costs of repairing any damage to the Leased Premises resulting from the installation or removal of such Trade Fixtures. It is specifically understood and agreed that all trademarks, trade names, service marks, signs, and other marks of identification used by Lessee in Lessee's business shall remain the exclusive property of Lessee at all times, and Lessor shall have no right, title, or interest in or to any of such trademarks, trade names, service marks, signs, or other marks of identification.

     7.6    LESSOR'S RIGHT OF ENTRY

            Lessor and Lessor's employees and agent shall have the right to enter the Leased Premises from time to time during reasonable hours and upon reasonable notice to Lessee (or at any time with or without notice in the event of any emergency) in order to (i) examine the Leased Premises, (ii) make such repairs and alterations as may be necessary for the safety and preservation of the improvements on the Leased Premises (the cost of which repairs and alterations shall be borne by Lessee), but without any obligations to make any such repairs or alterations, OR (iii) exhibit the Leased Premises for sale or lease and place one or more "For Sale or Rent" signs on the Leased Premises during the 6 months immediately preceding the expiration of the Term, which signs shall not be removed by Lessee.

     7.7    CONSTRUCTION OF SPECIFIED BUILDING.

            (a)  LESSEE'S OBLIGATION TO CONSTRUCT SPECIFIED BUILDING.

                 Lessee covenants and agrees to proceed with due diligence, at Lessee's expense, to perform Lessee's Work (as hereinafter defined) and renovate the existing building on the Leased Premises and erect or cause to be erected on the Leased Premises related improvements and site work (collectively, the "SPECIFIED BUILDING"). The Specified Building shall be based on, and constructed substantially in accordance with, the 5,400 SQUARE FOOT prototype Tumbleweed restaurant plans and designs (the "PLANS AND SPECIFICATIONS") prepared by the architectural firm of

______________________________________________________________________________
                                                   Text of Agreement - Page 18

WOLFGANG & DOERSCHLAG (the "PROJECT ARCHITECT"), SUBJECT, HOWEVER, to such changes as may be required from time to time by reason of the specific site location, the nature of the construction as a renovation of an existing building on the Leased Premises, or in order to obtain building permits. All design, architectural, engineering, excavation and construction work shall be performed in a first class workmanship manner and in accordance with all applicable building codes and other requirements of governmental authorities. The work necessary to construct the specified building in accordance with the plans and specifications is referred to herein as "LESSEE'S WORK". Unless and until the Total Lessor Investment equals $1,000,000.00, Lessor shall reimburse Lessee for Lessee's expenditures incurred in connection with the Lessee's Work. Such reimbursement shall be made by Lessor within TEN (10) DAYS after Lessee requests such reimbursement and submits to Lessor such receipts, invoices, architect's certificates, contractor or subcontractor lien waivers, and/or other documents as Lessor or any lender to Lessor may reasonably require. Lessee's Work shall be deemed completed upon certification by the Project Architect that Lessee's Work is substantially complete and issuance of a certificate of occupancy for the Leased Premises. Lessee shall indemnify Lessor and hold Lessor harmless from and against any loss, claim, or expense, including damage to property, injuries to person, or mechanics' or materialmen's liens arising out of the performance of Lessee's Work by Lessee, its employees, agents, and contractors.

            (b)  COMMENCEMENT AND COMPLETION OF CONSTRUCTION.

                 Lessee agrees that the construction of the Specified Building shall commence as soon as reasonably possible after acquisition of the Leased Premises by Lessor in accordance with the provisions of Section 1.2 hereof, and such construction shall be diligently pursued thereafter until completed. If the Specified Building is not completed within SIX (6) MONTHS after commencement (UNLESS such noncompletion is due to circumstances beyond the reasonable control of Lessee), Lessor may, at Lessor's sole option, take over the completion of the Specified Building and all sums expended for such purpose by Lessee shall constitute a part of the Total Lessor Investment UNLESS AND UNTIL the payment of any such amount would cause the Total Lessor Investment to exceed $1,000,000.00, in which case any such excess amount paid by Lessor shall be immediately repaid to Lessor by Lessee upon demand.

            (c)  LESSEE'S EQUIPMENT AND TRADE FIXTURES.

                 In addition to performing the scope of Lessee's Work, Lessee shall be responsible for installing its equipment and Trade Fixtures, which shall be completed as promptly as reasonably and feasibly possible following completion of Lessee's Work.

______________________________________________________________________________
                                                   Text of Agreement - Page 19

            (d) LESSEE'S PAYMENT OF EXCESS CONSTRUCTION COSTS WITHOUT REIMBURSEMENT.

                 Lessor and Lessee agree that Lessor's obligation to reimburse Lessee for the cost of the Lessee's Work shall cease at the time that the Total Lessor Investment equals $1,000,000.00. In such event, Lessee shall be required to complete Lessee's Work at Lessee's sole expense without reimbursement from Lessor.

            (e)  WAIVER OF LESSOR LIABILITY WITH RESPECT TO CONSTRUCTION.

                 Nothing in this Lease shall be construed in any way as constituting Lessor as the agent of the Lessee in designing, engineering or constructing the Specified Building or any other improvements to the Leased Premises. Lessee shall pay all of its contractors or subcontractors regarding the scope of its improvements to the Leased Premises and shall remove, if applicable, any mechanics' liens which may be filed against the Leased Premises as a result of Lessee's non-payment of contract sums due to its contractors and subcontractors. To the extent possible, all contractor's, subcontractor's, manufacturer's, and vendor's warranties and guarantees, and any construction or maintenance service contracts, IF ANY, with respect to any construction, improvements, or repairs performed by or at the direction or request of Lessee on or to the Leased Premises shall be issued in the name of, or otherwise be available to, both Lessee and Lessor, as their interests may appear.

                                      ARTICLE
                                         8
                                       TAXES
                   ________________________________________

     8.1    ADDITIONAL RENT FOR REAL PROPERTY TAXES

            (a)  LESSEE OBLIGATION TO PAY REAL PROPERTY TAXES

                 As Additional Rent hereunder, Lessee shall pay all Real Property Taxes (as hereinafter defined) applicable to the Leased Premises during the Term, commencing with those due and payable in calendar year 1997; PROVIDED, HOWEVER, that the Real Property Taxes for any year which are payable by Lessee shall be subject to a prorata adjustment based upon the number of days of said year during which the Leased Premises are leased to Lessee. For all purposes of this Lease, the term "REAL PROPERTY TAXES" shall include any form of assessment, licensing, commercial rental tax, levy, penalty, ad valorem tax, or other tax (other than income, inheritance and estate taxes) imposed upon Lessor with respect to the Leased Premises, or otherwise against or with respect to the Leased Premises, by any authority having the direct or indirect power to tax, including any city, county, state or federal Government, and any school, agricultural or other improvement district thereof.

______________________________________________________________________________
                                                   Text of Agreement - Page 20

            (b)  NOTICE AND PAYMENT

                 Following receipt by Lessor of the then current bills for Real Property Taxes due and payable in 1997 or later years during the Term, Lessor shall forward a copy thereof to Lessee. Within 30 DAYS after receipt of such notice from Lessor, Lessee shall pay to Lessor any amount properly stated therein to be due (SUBJECT, HOWEVER, to the prorata adjustment for any partial year within the Term, as provided for under Section 8.1((a)) hereof).

     8.2    PERSONAL PROPERTY TAXES.

            Lessee shall pay, prior to delinquency, all taxes assessed against or with respect to any Trade Fixtures, furnishings, equipment, or other personal property contained in the Leased Premises. Any such taxes imposed upon or otherwise payable by Lessor shall be treated and included as Real Property Taxes which are subject to the provisions of Section 8.1 hereof.

     8.3    INCOME AND OTHER TAXES

            Nothing in this Lease shall be construed as requiring Lessee to pay
(i) any municipal, state or Federal income taxes assessed against Lessor,
(ii) any municipal, state, or Federal capital, levy, estate, succession, inheritance, or transfer taxes of Lessor, OR (iii) any corporate franchise taxes imposed upon any corporate owner of the fee of the Leased Premises.


                                      ARTICLE
                                         9
                  ESTOPPEL CERTIFICATES; SUBORDINATION; ATTORNMENT
                   ________________________________________

     9.1    ESTOPPEL CERTIFICATE

            (a)  LESSEE'S OBLIGATION TO EXECUTE ESTOPPEL CERTIFICATE WHEN
                 REQUESTED

                 From time to time, upon at least 10 DAYS' prior written notice from Lessor, Lessee shall execute, acknowledge and deliver to Lessor, at no cost to Lessor, a statement in writing (i) certifying that, as of the date of such statement, this Lease is unmodified and in full force and effect (or, if modified at such time, stating the nature of such modification and certifying that this Lease, as so modified, is then in full force and effect),
(ii) certifying the date to which the Rent and other charges are then paid in advance, if any, AND (iii) acknowledging that, as of the state of such statement, there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Leased Premises.

______________________________________________________________________________
                                                   Text of Agreement - Page 21

            (b)  FAILURE OF LESSEE TO DELIVER ESTOPPEL CERTIFICATE

                 Lessee's failure to deliver such statement within the 10 DAY period provided for under Section 9.1(a) above shall be conclusive upon Lessee that, as of the end of such 10 DAY period (i) this Lease is in full force and effect, without modification EXCEPT as may be represented by Lessor; (ii) there are no uncured defaults on the part of Lessor hereunder; AND (iii) not more than one month's rent has been paid in advance.

            (c) LESSEE OBLIGATION TO FURNISH FINANCIAL AND TAX INFORMATION TO LENDERS

                 If Lessor desires to finance or refinance the Leased Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements and tax returns as may be reasonably required by such lender. All such financial statements and tax returns shall be received by Lessor in confidence and shall be used only for the purpose herein set forth.

     9.2    MORTGAGE SUBORDINATION

            Subject to Lessor's compliance with the provisions of Section 9.3 hereof, Lessee agrees that this Lease shall at all times be subject and subordinate to (i) all mortgages, liens, security interests, and other encumbrances (hereinafter sometimes referred to collectively as "MORTGAGES" and each individually as a "MORTGAGE") against the Leased Premises as of the date of execution of this Lease, INCLUDING, BUT NOT LIMITED TO, the extent to which such Mortgages secure current and future advances made under current debts and obligations of Lessor, AND (ii) all Mortgages subsequently placed on the Leased Premises by or with the consent of Lessor. Subject to Lessor's compliance with the provisions of Section 9.3 hereof, Lessee agrees that, upon written demand by Lessor and at no cost to Lessor, Lessee shall execute such documents as may be required at any time and from time to time to effectuate and evidence such subordinations.

     9.3    NONDISTURBANCE AGREEMENTS

            If, as of the date of execution of this Lease, there are any Mortgages against the Leased Premises, or if Lessor shall subsequently encumber or permit the encumbrance of the Leased Premises by any Mortgages, Lessor shall have the mortgagee, lienholder or other secured party with respect to each Mortgage execute a non-disturbance agreement providing that, so long as Lessee is not in default under this Lease and continues to perform all of its obligations under this Lease, (i) Lessee's tenancy shall not be disturbed,
(ii) this Lease shall not be affected by any default under such Mortgage, AND
(iii) in the event of any foreclosure or other enforcement of such

______________________________________________________________________________
                                                   Text of Agreement - Page 22

Mortgage, and notwithstanding any resulting transfer of Lessor's rights under this Lease, the rights of Lessee under this Lease shall expressly survive and this Lease shall in all respects continue in full force and effect.

     9.4    DEFAULT OF LESSOR UNDER MORTGAGES

            If Lessor defaults in making payments under any Mortgage, or if Lessor is otherwise in default under any Mortgage, Lessee shall have the right to pay any or all Rent thereafter becoming due under this Lease to the mortgagee, lienholder, or secured party under such Mortgage instead of to Lessor, and any payments so made shall, to the extent thereof, discharge the obligation of Lessee hereunder respecting the payment of such Rent. Subject to Lessor's compliance with the provisions of Section 9.3 hereof, Lessee shall execute an acceptance of, and shall fully comply with the terms of, any collateral or conditional assignment of rents executed by Lessor.

     9.5    LESSEE'S NOTICE TO MORTGAGEES OF LESSOR'S DEFAULTS UNDER THIS LEASE

            Lessee agrees that Lessee will give reasonably detailed notice to any holder of a Mortgage with respect to the Leased Premises (PROVIDED, HOWEVER, that Lessee has been notified in writing of the name and address of such Mortgage holder) of any default of Lessor which would entitle Lessee to terminate this Lease or reduce or abate the Rent hereunder. Such Mortgage holder shall have the right, but not the obligation, to cure such default within a period of 30 DAYS after such notice (or within such longer period of time as may reasonably be required to cure such default if such default cannot reasonably be cured within said 30 DAY period), and Lessee shall not terminate this Lease or reduce or abate the Rent hereunder during such period.


                                      ARTICLE
                                        10
                                      DEFAULT
                   ________________________________________

     10.1   DEFAULT BY LESSEE; REMEDIES

            (a)  MATERIAL DEFAULT AND BREACH BY LESSEE

                 The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:


                 (i) The vacating or abandonment of the Leased Premises by Lessee for 60 DAYS out of any period of 120 CONSECUTIVE DAYS during the Term.

______________________________________________________________________________
                                                   Text of Agreement - Page 23

                 (ii) The failure by Lessee to make any payment of Rent or any other payment required to be made by Lessee under this Lease as and when due and the continuance of such failure for a period of 10 DAYS after written notice thereof to Lessee (a "LATE NOTICE"), Lessee hereby waiving any other statutory or other notices of default for nonpayment of Rent; PROVIDED, HOWEVER, that the failure by Lessee to make any payment of Rent or any other payment required to be made by Lessee under this Lease as and when due and the continuance of such failure for a period of 10 DAYS thereafter (without regard to any notices) shall constitute a material default under this Lease if, during the TWELVE (12) MONTH period ending with the month in which such due date occurs, Lessor has given more than TWO (2) Late Notices to Lessee.

                 (iii)   The failure by Lessee to observe or
            perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Lessee, other than those described in Section 10.1(a)(ii) above, and the continuance of such failure for a period of 30 DAYS after written notice thereof from Lessor to Lessee; PROVIDED, HOWEVER, that if the nature of Lessee's default is such that more than 30 DAYS is reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within such 30 DAY period and thereafter diligently pursues such cure to completion.

                 (iv)   The making by Lessee of any general
            assignment or general arrangement for the benefit of creditors.

                 (v)    The filing by or against Lessee of a
            petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, such action is dismissed within 60 DAYS).

                 (vi) The appointment of a trustee or receiver to take possession of all or substantially all of Lessee's assets located at the Leased Premises or of Lessee's interests under this Lease, unless possession is restored to Lessee within 60 DAYS.

______________________________________________________________________________
                                                   Text of Agreement - Page 24

                 (vii)  The attachment, execution, or other
            judicial seizure of all or substantially all of Lessee's assets located at the Leased Premises or of Lessee's interests under this Lease, unless such seizure is bonded or discharged within 60 DAYS.

            (b)  LESSOR'S REMEDIES UPON DEFAULT BY LESSEE

                 In the event of any material default or breach by Lessee, as provided under Section 10.1((a)) above, Lessor may at any time thereafter, with or without additional notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                 (i) Re-enter the Leased Premises and remove all persons and property from the Leased Premises. In such event, such property may be removed and stored in a public warehouse or elsewhere at the cost, and for the account, of Lessee. Should Lessor elect to re-enter, as provided in this Lease, or should Lessor take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Lessor may either terminate this Lease or Lessor may, from time to time, without terminating this Lease, re-let the Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and on such other terms and conditions as Lessor, in Lessor's reasonable discretion, may deem advisable with the right to make alterations and repairs to the Leased Premises. On each re-letting, (A) Lessee shall be immediately liable to pay to Lessor, in addition to any indebtedness other than Rent due under this Lease, the reasonable expenses of re-letting and of making such alterations and repairs incurred by Lessor, and the amount, if any, by which the Rent provided for under this Lease for the period of re-letting (up to, but not beyond, the Term of this Lease) exceeds the amount agreed to be paid as Rent for the Leased Premises for the period of re-letting; OR (B) at the option of Lessor, rents received by Lessor from re-letting shall be applied, first, to the payment of any indebtedness, other than Rent due under this Lease; second, to the payment of any reasonable expenses of re-letting and making alterations and repairs; and third, to the payment of Rent due and unpaid under this Lease, with the residue, if any, being held by Lessor and applied in payment of future Rent as it may become due and payable under this

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            Lease. If Lessee has been credited with any rent to be received by re-letting under option (A) above, and such rent was not promptly paid to Lessor by the new tenant, or if the rentals received from the re-letting under option (B) above during any month is less than the Rent required to be paid during such month under this Lease, then Lessee shall pay any deficiency to Lessor, such deficiency to be calculated and paid monthly. No re-entry or taking possession of the Leased Premises by Lessor shall be construed as an election on the part of Lessor to terminate this Lease unless written notice of such intention is given to Lessee or unless the termination of this Lease is decreed by a court of competent jurisdiction. In spite of any re-letting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedy it may have, Lessor may recover from Lessee all damages incurred by reason of such breach, including the worth at the time of termination of THE EXCESS, IF ANY, OF the amount of rent and charges equivalent to rent reserved in this Lease OVER the then reasonable rental value of the Leased Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

                 (ii) Maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Leased Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder.

                 (iii) Require specific performance by Lessee of Lessee's obligations under this Lease.

                 (iv) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the Commonwealth of Kentucky.

     10.2   DEFAULT BY LESSOR

            (a)  MATERIAL DEFAULT AND BREACH BY LESSOR

                 A material default and breach of this Lease by Lessor shall occur upon the failure by Lessor to observe or perform any of the covenants, conditions, or

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                                                   Text of Agreement - Page 26
provisions of this Lease to be observed or performed by Lessor and the continuance of such failure for a period of 30 DAYS after written notice thereof from Lessee to Lessor; PROVIDED, HOWEVER, that if the nature of Lessor's default is such that more than 30 DAYS is reasonably required for its cure, then Lessor shall not be deemed to be in default if Lessor commences such cure within such 30 DAY period and thereafter diligently pursues such cure to completion.

            (b)  LESSEE'S REMEDIES UPON DEFAULT BY LESSOR

                 In the event of any material default or breach by Lessor, as provided under Section 10.2((a)), Lessee may at any time thereafter, with or without additional notice or demand and without limiting Lessee in the exercise of any right or remedy which Lessee may have by reason of such default or breach:

                 (i) Remedy such breach or default and deduct from the Rent then or thereafter due under this Lease the reasonable costs of such remedy, including interest thereon at the Prime Rate plus 2% per annum until recovered through such Rent offsets.

                 (ii) If Lessor is indebted to Lessee because of a breach or default of this Lease at the expiration of the Term, Lessee may, at its option, extend this Lease on the same terms and conditions as provided herein until such indebtedness is fully recovered by Lessee by offsets against the Rent then or thereafter due under this Lease.

                 (iii) Require specific performance by Lessor of Lessor's obligations under this Lease.

                 (iv) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the Commonwealth of Kentucky.

     10.3   REMEDIES CUMULATIVE

            All rights and remedies of Lessor enumerated in Section 10.1((a)) hereof and all rights and remedies of Lessee enumerated in Section 10.2((a)) hereof shall be cumulative, and none shall exclude any other right or remedy allowed by law or equity. Said rights and remedies may be exercised and enforced concurrently or successively from time to time at Lessor's or Lessee's option, respectively.

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                                                   Text of Agreement - Page 27

     10.4   ATTORNEY FEES AND COSTS

            If any party shall default with respect to any of such party's obligations under this Lease, such defaulting party shall pay all costs, expenses, and reasonable attorneys' fees which are incurred or paid by the other parties to this Lease in enforcing the covenants and agreements of the defaulting party under this Lease.


     10.5   FORCE MAJEURE

            In the event that either Lessor or Lessee shall be delayed in, hindered in, or prevented from the performance of any act required hereunder by reason of any strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or the act, failure to act, or default of the other party, or for other reasons beyond such party's control, then such party's performance of such act shall be excused during the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

     10.6   WAIVER OF CERTAIN DEFENSES

            Should either Lessor or Lessee seek recourse to equity to enforce any of its rights under this Lease by specific performance, injunction, or other equitable relief, the other party agrees to, and hereby does waive any defense(s), which it might otherwise have that there is any adequate remedy at law.

                                      ARTICLE
                                         11
                               RIGHT OF FIRST REFUSAL
                   ________________________________________

     11.1   EXERCISE OF RIGHT OF FIRST REFUSAL

            During the Term, if (i) Lessor shall receive a bona fide offer to purchase or otherwise acquire all or any part of the Leased Premises and Lessor shall desire to accept such offer, OR (ii) Lessor shall make an offer to sell or otherwise dispose of all or any part of the Leased Premises, then, EXCEPT as otherwise provided under Section 11.4 below, Lessor shall grant Lessee the right to purchase or acquire such interests in the Leased Premises at the price and on the other terms and conditions of the offer so made. Lessor shall give written notice to Lessee of any such offer, which notice shall attach a true and correct copy of the offer, if in writing, or otherwise shall describe in detail all of the terms and conditions of the offer. Lessee shall have a period of ten (10) days after such notice is given within which to exercise Lessee's right of first refusal under this Article 11 by giving written notice of such exercise to Lessor. Notwithstanding anything herein which might be construed to the contrary, the closing of Lessee's

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                                                   Text of Agreement - Page 28
acquisition of all or any portion of the Leased Premises pursuant to this
Article 11 shall occur no sooner than 30 days after Lessee's exercise of Lessee's right of first refusal.

     11.2   FAILURE TO EXERCISE RIGHT OF FIRST REFUSAL

            If Lessee shall fail or neglect to timely exercise Lessee's right of first refusal after receipt of the notice from Lessor provided for under
Section 11.1, then Lessee's right of first refusal as to the offer set forth in such notice from Lessor shall expire and Lessor may sell or otherwise dispose of the Leased Premises to the person who made such offer upon the terms and conditions thereof (all as described in Lessor's notice to Lessee). Any such sale or other disposition shall be subject to all of the terms, conditions, and covenants of this Lease and any present or future leases of the Leased Premises (including the right of first refusal rights provided for under this Article 11 as to any subsequent offers).

     11.3   TRANSFER OF EQUITY INTERESTS IN LESSOR

            If Lessor is a corporation, joint venture, partnership, or limited liability company, the transfer of any or all of the equity interests in such entity to unrelated parties for good and valuable consideration shall be subject to right of first refusal rights in favor of Lessee under terms and conditions substantially similar to those set forth in the other provisions of this Article 11; PROVIDED, HOWEVER, that if, at such time, Lessor is an electing S corporation under the Internal Revenue Code of 1986, as amended, or under any similar subsequent tax law, and such election would be terminated by reason of Lessee's exercise of its right of first refusal rights under this Article 11, then Lessee may designate one or more persons who would not cause such election to be terminated and who shall then have the right to exercise Lessee's right of first refusal rights on their own behalf.

     11.4   TRANSFERS TO RELATED PARTIES EXCLUDED

            Notwithstanding any other provision of this Article 11 which might be construed to the contrary, Lessee shall be given notice of any proposed transfer, for nominal or no consideration, of all or any part of the Leased Premises or of the equity interests described in Section 11.3 to any Related Party with respect to Lessor, BUT Lessee shall have no right of first refusal rights with respect to such proposed transfers. For all purposes of this Lease, the term "RELATED PARTY" with respect to Lessor shall mean (i) any entity controlling, controlled by, or under common control with Lessor, (ii) any owner of the equity interests in Lessor, if Lessor is an entity, (iii) any individual related by blood or marriage to Lessor, if Lessor is an individual, or to the owners of the equity interests in Lessor, if Lessor is an entity, AND (iv) any entity the equity interests of which, or the beneficial interests in which, are owned by any of the individuals or entities described in the foregoing clauses of this sentence.

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                                                   Text of Agreement - Page 29

                                      ARTICLE
                                        12
                                    MISCELLANEOUS
                   ________________________________________

     12.1   ASSIGNMENT OR SUBLETTING

            Lessee shall not assign this Lease in whole or in part or sublease all or any portion of the Leased Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that, notwithstanding the foregoing, Lessee may assign this Lease in whole or in part or sublease all or any portion of the Leased Premises without the prior written consent of Lessor to any entity controlling, controlled by, or under common control with, Lessee. Unless otherwise agreed to by Lessor, in the event of any assignment or sublease of this Lease by Lessee permitted under this
Section 12.1, Lessee shall remain fully liable to Lessor in connection with this Lease and with respect to the Leased Premises. Lessor may freely assign any or all of its rights and obligations under this Lease.

     12.2   SUCCESSOR LESSOR'S LIABILITY

            The term "Lessor" as used herein at any time shall mean only the owner or owners at such time of the fee title to the Leased Premises and, in the event of any transfer of such title, Lessor herein named (and in case of any subsequent transfers, then the transferor) shall be relieved from and after the date of such transfer of all liability with respect to Lessor's obligations under this Lease thereafter to be performed; PROVIDED, HOWEVER, that any funds in the hands of Lessor or the then transferor at the time of such transfer, in which Lessee has an interest, shall be delivered to the transferee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns only during their respective periods of ownership.

     12.3   RELATIONSHIP OF THE PARTIES

            Nothing contained in this Lease shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent, partnership, or joint venture between or among any of the parties.

     12.4   ENTIRE AGREEMENT

            It is expressly understood and agreed by and among the parties hereto that this Lease sets forth all the promises, agreements, conditions and understandings between Lessor and Lessee relative to the Leased Premises and that there are no other promises, agreements, conditions or understandings, either oral or written, among them other than as are herein set forth. It is further understood and agreed that no

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                                                   Text of Agreement - Page 30
subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them, and by direct reference therein made a part hereof.

     12.5   NOTICES

            (a)  DELIVERY OF NOTICE

                 All notices, demands, requests, consents, approvals, offers, counteroffers or other communications required or permitted under this Lease shall be in writing AND (i) delivered by personal delivery to such intended recipient, which personal delivery shall be evidenced by a written receipt therefor signed by such recipient, (ii) sent by United States certified, registered or express mail, return receipt requested, postage prepaid, or by reputable express delivery service (such as Federal Express, UPS, Airborne, Purolator, or DHL), fees prepaid, addressed to the intended recipient thereof, at the address listed for such party below, or at such other address as such party shall furnish in writing to the other parties to this Lease, OR
(iii) transmitted by fax to such intended recipient at the fax number listed for such party below (or such other fax number as such party shall furnish in writing to the other parties to this Lease), receipt of which transmission shall be confirmed by such recipient.


     TO LESSOR:       WEST BROAD DEVELOPMENT, LLC
                      1230 Liberty Bank Lane, Suite 220
                      Louisville, Kentucky 40222
                      ATTENTION: Richard J. Reeves, Member
                      Fax: (502) 425-1295

     WITH COPY TO:    ROTH FOLEY BRYANT & COOPER, P.S.C.
                      1230 Liberty Bank Lane, Suite 200
                      Louisville, Kentucky 40222-5763
                      ATTENTION: David M. Roth
                      Fax: (502) 425-1295

     TO LESSEE:       TUMBLEWEED, LLC
                      1900 Mellwood Avenue
                      Louisville, Kentucky 40206
                      ATTENTION: John A. Butorac, Jr. & James M. Mulrooney,
                      Managers
                      Fax: (502) 893-6676

            (b)  EFFECTIVE DATE OF NOTICE; RESPONSE PERIOD

                 All such notices, demands, requests, consents, approvals, offers, counteroffers or other communications shall be effective upon being personally

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                                                   Text of Agreement - Page 31
delivered and properly receipted, TWO (2) DAYS after being properly addressed and deposited in the United States mail or with a reputable express delivery service or upon being transmitted by fax and properly receipted, as set forth above. However, the time period in which a response to any such notice, request, demand, consent, approval, offer, counteroffer or other communication must be given shall commence to run from the date of receipt of personal delivery, the date on the return receipt or express delivery receipt, or the date of confirmation of receipt of the fax, as the case may be, of the notice, request, demand, consent, approval, offer, counteroffer or other communication by the addressee thereof; PROVIDED, HOWEVER, that if any party rejects delivery of any such notice, request, demand, consent, approval, offer, counteroffer or other communication properly sent by mail or express delivery service, or fails or neglects to accept delivery after TWO
(2) ATTEMPTS to so deliver by postal or express delivery authorities, as the case may be, the time period for a response shall commence TWO (2) DAYS following the proper mailing or depositing with the express delivery service, as the case may be, of such notice, request, demand, consent, approval, offer, counteroffer or other communication.


     12.6   NO WAIVER

            No waiver by any party of any provisions of this Lease, nor any default by any party, shall affect the rights of the waiving or nondefaulting party or parties thereafter to enforce such provision or to exercise any right or remedy in the event of any other default, whether similar or dissimilar. No waiver shall be binding unless executed in writing by the party making the waiver, nor shall any waiver constitute a continuing waiver.

     12.7   SEVERABILITY AND INVALIDITY

            The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions hereof; PROVIDED, HOWEVER, should any provision hereof providing for the payment of any rents, compensation or reimbursement to Lessor be invalid or unenforceable, Lessor may, at its sole option, terminate this Lease at any time giving Lessee 10 days' prior written notice of such election to terminate.

     12.8   CAPTIONS, HEADINGS AND SUMMARY

            The captions and headings throughout this Lease and the Summary at the beginning of this Lease are for convenience and reference only and the words contained in such captions, headings and Summary shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision or the scope or intent of this Lease, nor in any way affect this Lease.

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                                                   Text of Agreement - Page 32

     12.9   SUCCESSORS AND PERMITTED ASSIGNS

            Subject to the provisions of Section 12.2 hereof, the terms, covenants and conditions of this Lease shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

     12.10  GENDER

            The use of any gender in this Lease shall include all other genders, the singular shall include the plural, and the plural shall include the singular, as the context may require.

     12.11  RECORDING

            No party to this Lease shall record this Lease without the other parties' prior written consent, but each party shall, upon request of any other party, execute, acknowledge and deliver to such other party a "short form" memorandum of this Lease for recording purposes.

     12.12  GOVERNING LAW

            This Lease shall be construed and interpreted in accordance with the laws of the Commonwealth of Kentucky without regard to any conflict of laws provisions.

     12.13  COUNTERPARTS

            This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     12.14  FURTHER ASSURANCES

            From time to time, at any party's request and without further consideration, each party shall execute and deliver such further instruments, and take such other actions as the requesting party may reasonably request, in order to more effectively implement the transactions contemplated herein.

     12.15  TRIPLE NET LEASE

            It is the intention of the parties that this Lease constitute a "Triple Net" or "Net-Net-Net" lease. Accordingly, whether or not specifically mentioned in this Lease, during the Term, Lessee shall be obligated to make, either directly or by payment of Additional Rent or other amounts to Lessor with respect to real estate taxes or other such items, all maintenance, repair, replacement, real estate taxes, assessments,

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                                                   Text of Agreement - Page 33
insurance premiums, and other payments connected with or arising out of Lessee's use or occupation of the Leased Premises and customarily paid by the lessee under a "Triple Net" or "Net-Net-Net" lease.

            IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first hereinabove written.

                                   LESSOR:

                                   WEST BROAD DEVELOPMENT, LLC


                                   By:  /s/ Richard J. Reeves
                                        --------------------------------------
                                        RICHARD J. REEVES, MEMBER

                                   LESSEE:

                                   TUMBLEWEED, LLC


                                   By:  /s/ John A. Butorac, Jr.
                                        --------------------------------------
                                        JOHN A. BUTORAC, JR., MANAGER


                                   By:  /s/ James M. Mulrooney
                                        --------------------------------------
                                        JAMES M. MULROONEY, MANAGER


EXHIBIT A:  LEGAL DESCRIPTION OF LEASED PREMISES









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                                                   Text of Agreement - Page 34

                                      EXHIBIT A

                        LEGAL DESCRIPTION OF LEASED PREMISES





















______________________________________________________________________________
                                                                     Exhibit A